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                             Exhibit 23.1



          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
WLR Foods, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this prospectus.


                                   KPMG PEAT MARWICK


Richmond, Virginia
December 6, 1994

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